SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2003

                           TECSCAN INTERNATIONAL, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-21376
                                     -------
                            (Commission File Number)

                                   33-0714007
                                   ----------
                        (IRS Employer Identification No.)

                            3419 Via Lido, Suite 619
                             Newport Beach, CA 92663
                             -----------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (949) 729-1557
                                 --------------
               Registrant's Telephone Number, Including Area Code

                            Phoenix Media Group, Ltd.
                           290 East Verdugo, Suite 208
                                Burbank, CA 91502
                                -----------------
             (Former name and address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         On June 10, 2002, Phoenix Media Group, Ltd. ("Phoenix") entered into an Agreement and Plan of Reorganization ("Merger Agreement") with TecScan International, Inc., a Nevada corporation ("TecScan"). Under the terms of the Merger Agreement, Phoenix will change its name to "TecScan International, Inc." and conduct a one hundred-for-one reverse stock split. Phoenix will then issue 8,000,000 shares of its $0.001 par value post-reverse split stock to the stockholders of TecScan. As a result of the merger, the former shareholders of TecScan will own 98.9% of Phoenix. Immediately after the effectiveness of the Merger and reverse stock split, Mary E. Blake, a Director of Phoenix and Director of TecScan, will own 7,092,626 or 87.7% of the 8,090,957 outstanding common shares of Phoenix. No other persons are known by management to have direct or indirect beneficial ownership of 5% or more of Phoenix's capital stock.

         Subsequent to the Merger, Phoenix will embark upon a new plan of operation and has filed and Amendment to its Articles of Incoroporation to change its name to "TecScan International, Inc." TecScan is a development stage company with plans to market and sell biometric physical and logical access control solutions to a customer base that may include government, healthcare, law enforcement, banking and residential and commercial security. TecScan is also seeking to partner with and invest in original equipment manufacturers with top-line biometrics products.

Item 2.  Acquisition or Disposition of Assets.

         As a result of the Merger Agreement described above, Phoenix acquired all of the assets of TecScan. TecScan is a development stage company with plans to market and sell biometric physical and logical access control solutions.

Item 5.       Other Events

            On June 12, 2002, pursuant to the approval of the Board of Directors and a majority of shareholders and in accordance with the terms of the Merger Agreement by an between the Registrant and TecScan International, Inc., the Registrant amended its Articles of Incorporation to change its name to "TecScan International, Inc." The Registrant also effectuated a reverse stock split of its Common Stock so as to combine one hundred (100) issued and outstanding shares of Common Stock into one (1) share of validly issued, fully paid and non-assessable Common Stock. The effective date of the reverse stock split will be June 23, 2003. As a consequence of the reverse stock split, the total number of shares of Common Stock issued and outstanding will be 90,957 as of June 23, 2003. Upon the issuance of 8,000,000 shares of restricted common stock to the former shareholders of TecScan International, Inc., the total number of shares of Common Stock issued and outstanding will be 8,090,957 at the close of business on June 23, 2003.

Item 7.       Financial Statements and Exhibits

         The financial statements required by this item will be filed by amendment not later than 60 days after June 10, 2003. The pro forma financial statements required by this item will be filed by amendment not later than 60 days after June 10, 2003.

Exhibits

Exhibit 10.1 Agreement and Plan of  Reorganization  ("Merger  Agreement") by and
             among TecScan International, Inc. and Phoenix Media Group, Ltd.

     (3) (i) Articles of Incorporation and amendments thereto. (Incorporated by reference).

    (3) (ii) Amendment to the Articles of Incorporation dated June 12, 2003.

                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 20, 2003                    TecScan International, Inc.

                                          By: /s/ Michael Meservy
                                          -----------------------
                                          Name: Michael Meservy
                                          Title:   President

                                  Exhibit 10.1

                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                          TECSCAN INTERNATIONAL, INC.,

                              a Nevada corporation,

                                       AND

                            PHOENIX MEDIA GROUP LTD.,

                              a Nevada corporation,

                            DATED AS OF June 10, 2003

                      AGREEMENT AND PLAN OF REORGANIZATION

         This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of June 9, 2003, among, Phoenix Media Group Ltd., a Nevada corporation ("PHOENIX"), such corporation in its capacity as the surviving corporation being herein sometimes called the "Surviving Corporation" and TecScan International, Inc., a Nevada corporation ("Company").

                                    RECITALS

         A. Upon the terms and subject to the conditions of this Agreement (as defined in Section 1.2 below) and in conformity with Nevada Corporation Law ("Nevada Law"), PHOENIX and Company intend to enter into a business combination transaction.

         B. The Board of Directors of Company unanimously (i) has determined that the Merger (as defined in Section 1.1) is consistent with and in furtherance of the long-term business strategy of Company and fair to, and in the best interests of, Company and its stockholders, (ii) has approved this Agreement, the Merger (as defined in Section 1.1) and the other transactions contemplated by this Agreement, and (iii) has determined to recommend that the shareholders of Company adopt and approve this Agreement and approve the Merger.

         C. The Board of Directors of PHOENIX unanimously (i) has determined that the Merger is consistent with and in furtherance of the long-term business strategy of PHOENIX and is fair to, and in the best interests of, PHOENIX and its stockholders, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement, and (iii) has determined to recommend that the stockholders of PHOENIX approve the issuance of shares of PHOENIX Common Stock (as defined below) pursuant to the Merger (the "Share Issuance").

         D. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I.

                                   THE MERGER

         1.1      The Merger.

         At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of Nevada Law, Company shall be merged with and into PHOENIX or a wholly-owned subsidiary of PHOENIX (the "Merger"). PHOENIX shall continue as the surviving corporation.

         1.2      Effective Time; Closing.

         Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing an agreement and plan of merger and articles, certificates or other appropriate filing documents with the Secretary of State of the State of Nevada in accordance with the relevant provisions of Nevada Law (collectively, the "Certificate of Merger") (the time of such filing (or such later time as may be agreed in writing by Company and PHOENIX and specified in the Certificate of Merger) being the "Effective Time") as soon as practicable on or after the Closing Date (as herein defined). Unless the context otherwise requires, the term "Agreement" as used herein refers collectively to this Agreement and Plan of Reorganization and the Certificate of Merger. The closing of the Merger (the "Closing") shall take place at the offices of Michael Meservy, 111 East 5600 South, Suite 300, Salt Lake City, UT 84107 at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in
Article VI, or at such other time, date and location as the parties hereto agree in writing (the "Closing Date").

         1.3      Effect of the Merger.

         At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Nevada Law.

         1.4      Certificate of Incorporation; Bylaws.

         The certificate of incorporation and bylaws of PHOENIX as in effect at the Effective Time shall from and after the Effective Time be the certificate of incorporation and the by-laws of the Surviving Corporation until they are amended.

         1.5      Directors and Officers.

         The initial directors of the Surviving Corporation shall be the directors of PHOENIX immediately prior to the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of PHOENIX immediately prior to the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until their respective successors are duly appointed.

         1.6      Effect on Capital Stock.

         Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of PHOENIX, Company or the holders of any of the following securities, the following shall occur:

         (a) Reverse Stock Split of PHOENIX. Immediately prior to the Merger, PHOENIX shall conduct a reverse stock split (the "Reverse Stock Split") at a ratio of one new share ("Post-Reverse PHOENIX Common Stock") for every one hundred shares of PHOENIX stock held prior to the reverse stock split.

         (b) Conversion of Company Common Stock. Each share of Common Stock, par value $0.001 per share, of Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time, other than any shares of Company Common Stock to be cancelled pursuant to Section 1.6(c), will be cancelled and extinguished. PHOENIX shall deliver pro rata to the shareholders of the Company eight million (8,000,000) shares of common stock of Post-Reverse PHOENIX Common Stock. If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture, or other condition under any applicable restricted stock purchase agreement or other agreement with the Company, then, subject to the terms of the plan or agreement pursuant to which such shares were issued, the shares of Post-Reverse PHOENIX Common Stock issued in exchange for such shares of Company Common Stock will also be unvested and subject to the same repurchase option, risk of forfeiture, or other condition, and the certificates representing such shares of Post-Reverse PHOENIX Common Stock may accordingly be marked with appropriate legends. Company shall take all action that may be necessary to ensure that, from and after the Effective Time, PHOENIX is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement.

         (c) Cancellation of Company-Owned Stock. Each share of Company Common Stock held by Company or any direct or indirect wholly-owned subsidiary of Company immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof.

         (d) Stock Options and Warrants. At the Effective Time, all options to purchase Company Common Stock and stock appreciation rights then outstanding, if any, and all warrants to purchase Company Common Stock shall be converted into options or warrants to purchase Post-Reverse PHOENIX Common Stock or stock appreciation rights to purchase Post-Reverse PHOENIX Common Stock.

         (e) Fractional Shares. No fraction of a share of Post-Reverse PHOENIX Common Stock will be issued by virtue of the Merger, but in lieu thereof, each holder of shares of Company Common Stock who would otherwise be entitled to a fraction of a share of Post-Reverse PHOENIX Common Stock (after aggregating all fractional shares of Post-Reverse PHOENIX Common Stock that otherwise would be received by such holder) shall, upon surrender of such holder's Certificate(s) (as defined in Section 1.7(c)), receive from PHOENIX, at the sole discretion of PHOENIX, either (A) an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction and (ii) the average closing price of Post-Reverse PHOENIX Common Stock for the five trading days immediately preceding the last full trading day prior to the Effective Time, as reported on the OTC Bulletin Board ("OTC BB"), or (B) a whole share of Post-Reverse PHOENIX Common Stock.

         1.7      Surrender of Certificates; Payment of Stock Consideration.

         (a) Exchange Agent. PHOENIX and Company hereby select Jon Richard Marple to act as the exchange agent (the "Exchange Agent") in the Merger.

         (b) PHOENIX to Provide Common Stock. Promptly after the Effective Time, PHOENIX shall make available to the Exchange Agent, for exchange in accordance with this Article I, (i) the shares of Post-Reverse PHOENIX Common Stock issuable pursuant to Section 1.6 in exchange for outstanding shares of Company Common Stock and (ii) cash in an amount sufficient for payment in lieu of fractional shares pursuant to Section 1.6(e), if any, and any dividends or distributions to which holders of shares of Company Common Stock may be entitled pursuant to Section 1.7(d).

         (c) Exchange Procedures. As soon as practicable after the Effective Time, and in accordance with the Escrow Agreement (and in any event within five business days after PHOENIX's receipt of all necessary shareholder list and other supporting information), PHOENIX shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) of a certificate or certificates (the "Certificates"), which immediately prior to the Effective Time represented outstanding shares whose shares were converted into the right to receive shares of Post-Reverse PHOENIX Common Stock pursuant to Section 1.6(a), cash in lieu of any fractional shares pursuant to Section 1.6(d) and any dividends or other distributions pursuant to Section 1.7(d), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall contain such other provisions as PHOENIX may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Post-Reverse PHOENIX Common Stock, cash in lieu of any fractional shares pursuant to Section 1.6(d), and any dividends or other distributions pursuant to
Section 1.7(d). Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by PHOENIX, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefore certificates representing the number of whole shares of Post-Reverse PHOENIX Common Stock into which their shares of Company Common Stock were converted at the Effective Time, payment in lieu of fractional shares which such holders have the right to receive pursuant to Section 1.6(d), and any dividends or distributions payable pursuant to
Section 1.7(d), and the Certificates so surrendered shall forthwith be cancelled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, for all corporate purposes, subject to Section 1.7(d) as to the payment of dividends and other distributions, to evidence only the ownership of the number of full shares of Post-Reverse PHOENIX Common Stock into which such shares of Company Common Stock shall have been so converted and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 1.6(d).

         (d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the date of this Agreement with respect to Post-Reverse PHOENIX Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Certificate(s) with respect to the shares of Post-Reverse PHOENIX Common Stock represented thereby until the holders of record of such Certificate(s) shall surrender such Certificate(s). Subject to applicable law, following surrender of any such Certificate(s), the Exchange Agent shall deliver to the record holders thereof, without interest, a certificate(s) representing whole shares of Post-Reverse PHOENIX Common Stock issued in exchange therefore along with payment in lieu of fractional shares pursuant to Section 1.6(d) hereof and the amount of any such dividends or other distributions with a record date after the Effective Time payable with respect to such whole shares of Post-Reverse PHOENIX Common Stock.

         (e) Transfers of Ownership. If any certificate representing shares of Post-Reverse PHOENIX Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefore is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to PHOENIX or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Post-Reverse PHOENIX Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the satisfaction of PHOENIX or any agent designated by it that such tax has been paid or is not payable.

         (f) Required Withholding. Each of the Exchange Agent, PHOENIX, and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local, or foreign tax law or under any other applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

         (g) No  Liability.  Notwithstanding  anything  to the  contrary in this
Section 1.7, none of the Exchange Agent, PHOENIX, the Surviving Corporation, or any party hereto shall be liable to a holder of shares of Post-Reverse PHOENIX Common Stock or Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

         1.8      No Further Ownership Rights in Company Common Stock.

         All shares of Post-Reverse PHOENIX Common Stock issued upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof (together with any cash paid in respect thereof pursuant to Section 1.6(d) and 1.7(d)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article I.

         1.9      Lost, Stolen or Destroyed Certificates.

         In the event that any Certificate shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of that fact by the holder thereof, certificates representing the shares of Post-Reverse PHOENIX Common Stock into which the shares of Company Common Stock represented by such Certificates were converted pursuant to Section 1.6, cash for fractional shares, if any, as may be required pursuant to Section 1.6(d) and any dividends or distributions payable pursuant to Section 1.7(d); provided, however, that PHOENIX may, in its discretion and as a condition precedent to the issuance of such certificates representing shares of Post-Reverse PHOENIX Common Stock, cash and other distributions, require the owner of such lost, stolen or destroyed Certificate to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against PHOENIX, the Surviving Corporation, or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

         1.10     Tax and Accounting Consequences.

         (a) It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

         (b) It is also intended by the parties hereto that the Merger shall qualify for accounting treatment as a purchase.

         1.11     Taking of Necessary Action; Further Action.

         If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title, and possession to all assets, property, rights, privileges, powers and franchises of Company, the officers and directors of Company are fully authorized in the manner of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF COMPANY

         Company represents and warrants to PHOENIX, subject to such exceptions as are specifically disclosed in writing in the schedules hereto (each such exception to reference the specific section number of this Article II to which it applies and each other section number of this Article II to the extent such applicability is reasonably applicable to PHOENIX on the face of such exception), dated as of the date hereof (the "Company Schedule"):

         2.1      Organization of Company; Subsidiaries.

         (a) Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own, lease and operate its assets and property and to carry on its business as now being conducted and as proposed to be conducted; and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect (as defined in Section 8.3(b)(ii)) on Company.

         (b) Schedule 2.1(b) of the Company Schedule contains a true and complete list of all of Company's subsidiaries, indicating the jurisdiction of incorporation of each subsidiary and Company's equity interest therein. Neither Company nor any of its subsidiaries directly or indirectly owns an equity, membership, partnership, or similar interest in, or any interest convertible into, or exchangeable or exercisable for any such interest in, any corporation, partnership, joint venture, limited liability company or other business association or entity.

         (c) Schedule 2.1(c) of the Company Schedule contains a true and correct copy of the Certificate of Incorporation and Bylaws of Company and similar governing instruments of each of its subsidiaries, each as amended to date, and each such instrument is in full force and effect. Neither Company nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or Bylaws or equivalent governing instruments.

         (d) All of the outstanding shares of capital stock of each of Company's subsidiaries are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights created by statute, the charter documents of any such subsidiary or any agreement or document to which any such subsidiary is party or by which its is bound, and all such shares are owned, of record and beneficially, by Company or another subsidiary of Company free and clear of all security interests, liens, claims, pledges, agreements, limitations on voting rights, charges or other encumbrances of any nature.

         2.2      Company Capital Structure.

         The authorized capital stock of Company consists of 10,000,000 shares of Common Stock, par value $.01 per share, of which there are 8,000,000 shares issued and outstanding as of June 6, 2003, and no shares of Preferred Stock. All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid, and nonassessable, and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of Company, or any agreement or document to which Company is a party or by which it is bound. As of the Closing, there is no Company stock option plan or other incentive plan.

         2.3      Obligations With Respect to Capital Stock.

         There are no equity securities, partnership interests, or similar ownership interests of any class of Company, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests, or similar ownership interests issued, reserved for issuance or outstanding. Except for securities Company owns, directly or indirectly through one or more subsidiaries, there are no equity securities, partnership interests, or similar ownership interests of any class of any subsidiary of Company, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests issued, reserved for issuance or outstanding. Except as set forth in Company Schedule 2.2, there are no stock appreciation rights, phantom stock, or other similar rights of Company and no options, warrants, equity securities, partnership interests, or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Company or any of its subsidiaries is a party, or by which it is bound, obligating Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition, of any shares of capital stock of Company or any of its subsidiaries or obligating Company or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such stock appreciation rights, phantom stock, or other similar rights, or any such option, warrant, equity security, partnership interest or similar ownership interest, call, right, commitment or agreement. There are no registration rights and, to the knowledge of Company there are no voting trusts, proxies or other agreements or understandings with respect to any equity security of any class of Company or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

         2.4      Authority.

         (a) Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Company, subject only to the approval and adoption of this Agreement and the approval of the Merger by Company's shareholders and the filing and recordation of the Certificate of Merger pursuant to Nevada Law. Votes of the holders of a majority of the outstanding shares of Company Common Stock is required for Company's shareholders to approve and adopt this Agreement and approve the Merger. This Agreement has been duly executed and delivered by Company and, assuming the due authorization, execution, and delivery by PHOENIX, constitutes the valid and binding obligations of Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. The execution and delivery of this Agreement by Company do not, and the performance of this Agreement by Company will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of Company or the equivalent organizational documents of any of its subsidiaries, (ii) subject to obtaining the approval of the Merger by Company's shareholders as contemplated in Section 5.2 and compliance with the requirements set forth in Section 2.4(b) below, conflict with or violate any law, rule, regulation, order, judgment, or decree applicable to Company or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (iii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Company's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Company or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or its or any of their respective properties are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect could not, in the case of clause (ii) or
(iii), individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company or a material adverse effect on the ability of Company to perform its obligations under this Agreement.

         (b) No consent, approval, order or authorization of, or registration, declaration, or filing with any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing of the Certificate of Merger with the Secretary of State of Nevada, (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws, and (iii) such other consents, authorizations, filings, approvals, and registrations which, if not obtained or made, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company or a material adverse effect on the ability of Company to perform its obligations under this Agreement.

         2.5      Financial Condition.

         If available, the Company has delivered to PHOENIX true and correct copies of the following, initialed by the president of the Company: unaudited consolidated balance sheets as of May 31, 2003, unaudited consolidated statements of income, consolidated statement of stockholders' equity and consolidated statement of cash flows for the period ended May 31, 2003. The financial statements referred to in this section 2.5 have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved and are in accordance with the books and records of the Company.

         2.6      Absence of Certain Changes or Events.

         There has not been (i) any Material Adverse Effect on the Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock, or property) in respect of, any of the Company's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by the Company of any of the Company's capital stock or any other securities of the Company or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination, or reclassification of any of the Company's or any of its subsidiaries' capital stock, (iv) any granting by the Company or any of its subsidiaries of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by the Company or any of its subsidiaries of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, (v) any granting by the Company or any of its subsidiaries of any increase in severance or termination pay, (vi) any entry by the Company or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any other agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated hereby, (vii) entry by the Company or any of its subsidiaries into any licensing or other agreement with regard to the acquisition or disposition of any material Intellectual Property (as defined herein) other than licenses in the ordinary course of business consistent with past practice, (viii) any material change by the Company in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, (ix) any revaluation by the Company of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable other than in the ordinary course of business and consistent with past practice, (x) any changes in the vesting schedules of outstanding Company options or Company Warrants, or (xi) any grant of stock options or Company Warrants prior to the date of this Agreement other than grants to new employees in connection with the commencement of their employment.

         2.7      Taxes.

         Definition of Taxes. For the purposes of this Agreement, "Tax" or "Taxes" refers to any and all federal, state, local, and foreign taxes, assessments, and other governmental charges, duties, impositions, and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

         2.8      Tax Returns and Audits.

         (a) Company and each of its subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports ("Returns") and/or extensions relating to Taxes required to be filed by Company and each of its subsidiaries with any Tax authority, except such Returns which are not material to Company. Company and each of its subsidiaries have paid all Taxes shown to be due on such Returns.

         (b) Company and each of its subsidiaries as of the Effective Time will have withheld with respect to its employees all federal and state income Taxes, Taxes pursuant to the Federal Insurance Contribution Act, Taxes pursuant to the Federal Unemployment Tax Act, and other Taxes required to be withheld, except such Taxes which are not material to Company.

         (c) Neither Company nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Company or any of its subsidiaries, nor has Company or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

         (d) No audit or other examination of any Return of Company or any of its subsidiaries by any Tax authority is presently in progress, nor has Company or any of its subsidiaries been notified of any request for such an audit or other examination.

         (e) No adjustment relating to any Returns filed by Company or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to Company or any of its subsidiaries or any representative thereof.

         (f) Neither Company nor any of its subsidiaries has any liability for any material unpaid Taxes which has not been accrued for or reserved on Company balance sheet in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to Company, other than any liability for unpaid Taxes that may have accrued since the fiscal year end in connection with the operation of the business of Company and its subsidiaries in the ordinary course.

         (g) There is no contract, agreement, plan or arrangement to which Company or any of its subsidiaries is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Company or any of its subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan, or arrangement to which Company is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

         (h) Neither Company nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Company or any of its subsidiaries.

         (i) Neither Company nor any of its subsidiaries is party to or has any obligation under any Tax-sharing, Tax indemnity or Tax allocation agreement or arrangement.

         (j) None of Company's or its subsidiaries' assets are tax-exempt use property within the meaning of Section 168(h) of the Code.

         (k) Company has (a) never been a member of an affiliated group (within the meaning of Code Section 1504(a)) filing a consolidated federal income Tax Return (other than a group the common PHOENIX of which was Company), (b) with respect to the Taxes of any person (other than Company or any of its subsidiaries) (i) no liability under Treas. Reg. Section 1.1502-6 (or any similar provision of state, local or foreign law) and (ii) no material liability as a transferee or successor and (c) never been a party to any joint venture, partnership or other agreement that should be treated as a partnership for Tax purposes.

         (l) Company has not been either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code.

         2.9      Company Intellectual Property.

         For the purposes of this Agreement, the following terms have the following definitions:

         "Intellectual Property" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefore and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefore, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefore throughout the world; (v) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefore throughout the world; (vi) all databases and data collections and all rights therein throughout the world; (vii) all moral and economic rights of authors and inventors, however denominated, throughout the world, and (viii) any similar or equivalent rights to any of the foregoing anywhere in the world. "Company Intellectual Property" shall mean any Intellectual Property that is owned by, or exclusively licensed to, Company.

         (a) No Company Intellectual Property or product or service of Company or any of its subsidiaries is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by Company or any of its subsidiaries, or which may affect the validity, use or enforceability of such Company Intellectual Property.

         (b) To the knowledge of Company, Company owns, or has license or other rights to use (sufficient for the conduct of its business as currently conducted), each material item of Company Intellectual Property or other Intellectual Property used by Company free and clear of any lien or encumbrance (excluding licenses and related restrictions).

         (c) Neither Company nor any of its subsidiaries has transferred ownership of or granted any license with respect to, any material Company Intellectual Property to any third party.

         (d) To the knowledge of Company, the operation of the business of Company and its subsidiaries as such business currently is conducted does not infringe the Intellectual Property of any third party.

         (e) Neither Company nor any of its subsidiaries has received notice from any third party that the operation of the business of Company or any of its subsidiaries or any act, product, or service of Company or any of its subsidiaries, infringes the Intellectual Property of any third party.

         (f) To the knowledge of Company, no person has or is infringing any material Company Intellectual Property.

         (g) Company and each of its subsidiaries has taken reasonable steps to protect Company's and its subsidiaries' rights in Company's confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Company or any of its subsidiaries, and, without limiting the foregoing, each of Company and its subsidiaries has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to PHOENIX and all current and former employees and contractors of Company and any of its subsidiaries have executed such an agreement, except where the failure to do so is not reasonably expected to be material to Company.

         2.10     Compliance; Permits; Restrictions.

         (a) Neither Company nor any of its subsidiaries is, in any material respect, in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment, or decree applicable to Company or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or its or any of their respective properties is bound or affected. To the knowledge of Company, no investigation or review by any Governmental Entity is pending or threatened against Company or its subsidiaries, nor has any Governmental Entity indicated an intention to conduct the same. There is no material agreement, judgment, injunction, order, or decree binding upon Company or any of its subsidiaries which has or would reasonably be expected to have the effect of prohibiting or materially impairing any current business practice of Company or any of its subsidiaries, any acquisition of material property by Company or any of its subsidiaries or the conduct of business by Company as currently conducted.

         (b) Company and its subsidiaries hold all permits, licenses, variances, exemptions, orders, and approvals from governmental authorities which are material to the operation of the business of Company (collectively, the "Company Permits"). Company and its subsidiaries are in compliance in all material respects with the terms of the Company Permits.

         2.11     Litigation.

         As of the date of this Agreement there is no action, suit, proceeding, claim, arbitration, or investigation pending, or as to which Company or any of its subsidiaries has received any notice of assertion nor, to Company's knowledge, is there a threatened action, suit, proceeding, claim, arbitration, or investigation against Company or any of its subsidiaries which in each case reasonably would be likely to be material to Company, or which in any manner challenges or seeks to prevent, enjoin, alter, or delay any of the transactions contemplated by this Agreement.

         2.12     Brokers' and Finders' Fees.

         Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         2.13     Employee Benefit Plans.

         (a) Company or its subsidiaries do not contribute to, any pension, profit-sharing, option, other incentive plan, or other Employee Benefit Plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974), or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, insurance, or other benefits.

         (b)  Company  is in  compliance  in  all  material  respects  with  all applicable material foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours.

         (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any shareholder, director or Company employee or any of its subsidiaries under any agreement or otherwise, (ii) increase any benefits otherwise payable under any agreement, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

         2.14     Absence of Liens and Encumbrances.

         Company and each of its subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used in its business, free and clear of any liens or encumbrances except as reflected in the Company Financials and except for liens for Taxes not yet due and payable and such imperfections of title and encumbrances, if any, which would not be material to Company.

         2.15     Environmental Matters.

         (a) Except as would not reasonably be likely to result in a Material Adverse Effect on Company, (i) neither Company nor any of its subsidiaries has generated, transported, stored, used, manufactured, disposed of, released or exposed its employees or others to pollutants, contaminants, wastes, or any toxic, radioactive or otherwise hazardous materials ("Hazardous Materials") in violation of, or in a manner that would be reasonably likely to result in liability under, any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect as of the date hereof to protect the environment or to prohibit, regulate or control Hazardous Materials "Environmental Laws") and (ii) no Hazardous Materials are located in, on or under any real property or facility now or previously owned, leased or operated by Company or any of its subsidiaries in a manner which would reasonably be expected to result in liability under, or a violation of, any Environmental Law.

         (b) Except for matters which would not reasonably be expected to result in a Material Adverse Effect on Company, no action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to Company's knowledge, threatened concerning any Company Permit relating to any environmental matter, or otherwise relating to any Environmental Law.

         2.16     Labor Matters.

         (i) There are no controversies pending or, to the knowledge of each of Company and its respective subsidiaries, threatened, between Company or any of its subsidiaries and any of their respective employees; (ii) as of the date of this Agreement, neither Company nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Company or its subsidiaries nor does Company or its subsidiaries know of any activities or proceedings of any labor union to organize any such employees; and (iii) as of the date of this Agreement, neither Company nor any of its subsidiaries has any knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of Company or any of its subsidiaries.

         2.17     Agreements, Contracts, and Commitments.

         As of the date hereof neither Company nor any of its subsidiaries is a party to or is bound by:

         (a) (i) any employment or consulting agreement, contract or commitment with any officer or director or higher level employee or member of Company's Board of Directors, other than those that are terminable by Company or any of its subsidiaries on no more than thirty (30) days' notice without liability or financial obligation to Company, (ii) any such agreement, contract or commitment with any employee, consultant, shareholder or other person that will result in any obligation of Company or any of its subsidiaries to make any payments as a result of the transactions contemplated hereby, (iii) any agreement with any employee, consultant or shareholder of Company pursuant to which Company has loaned or is obligated to loan any money thereto or (iv) any agreement or arrangement providing for severance or termination pay;

         (b) any agreement or plan, including, without limitation, any stock option plan, warrant agreement, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

         (c)  any  agreement  of  indemnification  of  officers,   directors  or
employees of Company, except as provided for in Company's Articles of Incorporation or Bylaws, or any guaranty of third party indebtedness or of obligations of officers, directors, employees or agents of Company;

         (d) any agreement, contract or commitment containing any covenant limiting in any respect the right of Company or any of its subsidiaries to engage in any line of business in any geographic area or to compete with any person or granting to any person any interest in Company's distribution rights;

         (e) any agreement, contract or commitment currently in force relating to the disposition or acquisition by Company or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Company has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than Company's subsidiaries;

         (f) any agreement, contract or commitment containing exclusivity provisions pursuant to which Company has agreed not to purchase the goods or services of, or enter into a commercial relationship with, another person;

         (g) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit;

         (h) any settlement agreement relating to any claim or suit;

         (i) any real property lease covering more than 2,000 square feet; or

         (j) any other agreement, lease, contract or commitment that involves remaining obligations of Company of $10,000 or more individually. Neither Company nor any of its subsidiaries, nor to Company's knowledge any other party to a Company Contract (as defined below), is in breach, violation or default under, and neither Company nor any of its subsidiaries has received written notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which Company or any of its subsidiaries is a party or by which it is bound that are required to be disclosed in the Company Schedules (any such agreement, contract or commitment, a "Company Contract") in such a manner as would permit any other party to cancel or terminate any such Company Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

         2.18     Insurance.

         There is no material claim by Company or any of its subsidiaries pending under any of the insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of Company and its subsidiaries as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

         2.19     Board Approval.

         The Board of Directors of Company has, as of the date of this Agreement, unanimously (i) determined that the Merger is fair to, advisable, and in the best interests of Company and its shareholders, (ii) determined to recommend that the shareholders of Company approve this Agreement and (iii) duly approved the Merger, this Agreement, and the transactions contemplated hereby.

         2.20     State Takeover Statutes.

         The Board of Directors of Company has taken all actions so that (i) the restrictions contained in Section 78.416 of the Nevada Law applicable to a "business combination" (as defined in such Section 78.416) will not apply to the execution, delivery or performance of this Agreement or to the consummation of the Merger or the other transactions contemplated by this Agreement. No other state takeover statute or similar statute or regulation applies to or purports to apply to the Merger, this Agreement, the Company Voting Agreements or the transactions contemplated hereby and thereby.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF PHOENIX

         PHOENIX and its subsidiaries jointly and severally represent and warrant to Company, subject to such exceptions as are specifically disclosed in writing in the schedules hereto (each such exception to reference the specific section number of this Article III to which it applies and each other section number of this Article III to the extent such applicability is reasonably applicable to PHOENIX on the face of such exception), dated as of the date hereof (the "PHOENIX Schedule"):

         3.1      Organization of PHOENIX; Subsidiaries.

         (a) PHOENIX and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own, lease and operate its assets and property and to carry on its business as now being conducted and as proposed to be conducted; and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect (as defined in Section 8.3(b)(ii)) on PHOENIX.

         (b) PHOENIX Schedule 3.1(b) contains a true and complete list of all of PHOENIX's subsidiaries, indicating the jurisdiction of incorporation of each subsidiary and PHOENIX's equity interest therein. Neither PHOENIX nor any of its subsidiaries directly or indirectly owns an equity, membership, partnership or similar interest in, or any interest convertible into, or exchangeable or exercisable for any such interest in, any corporation, partnership, joint venture, limited liability company or other business association or entity.

         (c) PHOENIX has delivered or made available to Company a true and correct copy of the Article of Incorporation and Bylaws of PHOENIX and similar governing instruments of each of its subsidiaries, each as amended to date, and each such instrument is in full force and effect. Neither PHOENIX nor any of its subsidiaries is in violation of any of the provisions of its Article of Incorporation or Bylaws or equivalent governing instruments.

         (d) All of the outstanding shares of capital stock of each of PHOENIX's subsidiaries are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights created by statute, the charter documents of any such subsidiary or any agreement or document to which any such subsidiary is party or by which its is bound, and all such shares (other than directors' qualifying shares in the case of applicable foreign subsidiaries) are owned, of record and beneficially, by PHOENIX or another subsidiary of PHOENIX free and clear of all security interests, liens, claims, pledges, agreements, limitations on voting rights, charges or other encumbrances of any nature.

         3.2      PHOENIX Capital Structure.

         The authorized capital stock of PHOENIX consists of 50,000,000 shares of Common Stock, par value $0.001 per share, of which 9,095,653 shares are issued and outstanding as of June 6, 2003 and 5,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares are issued or outstanding. PHOENIX shall, immediately prior to the Merger, conduct a one hundred for one reverse stock split, thereby leaving approximately 91,000 shares outstanding. All outstanding shares of Post-Reverse PHOENIX Common Stock are duly authorized, validly issued, fully paid, and non-assessable and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of PHOENIX or any agreement or document to which PHOENIX is a party or by which it is bound. As of June 6, 2003, PHOENIX had reserved no shares of Post-Reverse PHOENIX Common Stock, net of exercises, for issuance to employees, consultants and non-employee directors pursuant to PHOENIX's stock option plan (the "PHOENIX Stock Option Plan"). As of June 6, 2003, PHOENIX had reserved no shares of Post-Reverse PHOENIX Common Stock for issuance to holders of warrants to purchase PHOENIX Common Stock ("PHOENIX Warrants"). All shares of PHOENIX Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid, and nonassessable.

         3.3      Obligations With Respect to Capital Stock.

         Except as set forth in Section  3.2, and except as set forth in PHOENIX
Schedule 3.3, as of the date hereof, there are no equity securities, partnership interests, or similar ownership interests of any class of PHOENIX, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests issued, reserved for issuance or outstanding. Except for securities PHOENIX owns, directly or indirectly through one or more subsidiaries, there are no equity securities, partnership interests or similar ownership interests of any class of any subsidiary of PHOENIX, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests issued, reserved for issuance or outstanding. Except as set forth in Section 3.2 there are no stock appreciation rights, phantom stock or other similar rights of PHOENIX and no options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which PHOENIX or any of its subsidiaries is a party or by which it is bound obligating PHOENIX or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition, of any shares of capital stock of PHOENIX or any of its subsidiaries or obligating PHOENIX or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such stock appreciation rights, phantom stock or other similar rights or any such option, warrant, equity security, partnership interest or similar ownership interest, call, right, commitment or agreement. There are no registration rights and, to the knowledge of PHOENIX there are no voting trusts, proxies or other agreements or understandings with respect to any equity security of any class of PHOENIX or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

         3.4      Authority.

         (a) PHOENIX has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of PHOENIX, subject only to the approval and adoption of this Agreement and the approval of the Share Issuance by PHOENIX's stockholders and the filing and recordation of the Certificate of Merger pursuant to Nevada Law. A vote of the holders of at least a majority of the shares of PHOENIX Common Stock present or represented by proxy at the PHOENIX Stockholders' Meeting is required for PHOENIX's stockholders to approve and adopt a Share Issuance. This Agreement has been duly executed and delivered by PHOENIX and, assuming the due authorization, execution and delivery by Company, constitutes the valid and binding obligation of PHOENIX, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. The execution and delivery of this Agreement by PHOENIX do not, and the performance of this Agreement by PHOENIX will not, (i) conflict with or violate the Article of Incorporation or Bylaws of PHOENIX or the equivalent organizational documents of any of its subsidiaries, (ii) subject to obtaining the approval of the Share Issuance by PHOENIX's stockholders as contemplated in Section 5.2 and compliance with the requirements set forth in Section 3.4(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to PHOENIX or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (iii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair PHOENIX's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of PHOENIX or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which PHOENIX or any of its subsidiaries is a party or by which PHOENIX or any of its subsidiaries or its or any of their respective properties are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect could not, in the case of clause (ii) or (iii), individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on PHOENIX or a material adverse effect on PHOENIX's ability to perform its obligations under this Agreement.

         (b) No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required by or with respect to PHOENIX in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger with the Secretary of State of Nevada, (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws, (iii) the filing with OTC Bulletin Board of a Notification Form for Listing of Additional Shares with respect to the shares of Post-Reverse PHOENIX Common Stock issued, if necessary, or to be reserved for issuance, in connection with the Merger, and (iv) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be material to PHOENIX or have a material adverse effect on the ability of the parties to consummate the Merger or to perform the obligations under this Agreement.

         3.5      SEC Filings; PHOENIX Financial Statements.

         (a) PHOENIX has filed all forms, reports and documents required to be filed with the SEC, and has made available to Company such forms, reports and documents in the form filed with the SEC. All such required forms, reports, and documents (including those that PHOENIX may file subsequent to the date hereof) are referred to herein as the "PHOENIX SEC Reports." As of their respective dates, the PHOENIX SEC Reports (i) were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such PHOENIX SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of PHOENIX's subsidiaries is required to file any forms, reports or other documents with the SEC.

         (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the PHOENIX SEC Reports (the "PHOENIX Financials"), including any PHOENIX SEC Reports filed after the date hereof until the Closing, (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-QSB under the Exchange Act) and (iii) fairly presented the consolidated financial position of PHOENIX and its subsidiaries at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount. The balance sheet of PHOENIX contained in the PHOENIX SEC Reports as of March 31, 2003 is hereinafter referred to as the "PHOENIX Balance Sheet." Except as disclosed in the PHOENIX Financials, neither PHOENIX nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of PHOENIX and its subsidiaries taken as a whole, except liabilities
(i) provided for in the PHOENIX Balance Sheet, or (ii) incurred since the date of the PHOENIX Balance Sheet in the ordinary course of business and immaterial in the aggregate.

         3.6      Absence of Certain Changes or Events.

         Since the date of the PHOENIX Balance Sheet there has not been: (i) any Material Adverse Effect on the PHOENIX, (ii) any split, combination, or reclassification of any of PHOENIX's or any of its subsidiaries' capital stock,
(iii) any  granting  by PHOENIX or any of its  subsidiaries  of any  increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by PHOENIX or any of its subsidiaries of any bonus, except for bonuses made in the ordinary course of business consistent with past practice,
(iv) any entry by PHOENIX or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any other agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving PHOENIX of the nature contemplated hereby, (v) entry by PHOENIX or any of its subsidiaries into any licensing or other agreement with regard to the acquisition or disposition of any material PHOENIX Intellectual Property (as defined herein) other than licenses in the ordinary course of business consistent with past practice, (vi) any material change by PHOENIX in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, (vii) any revaluation by PHOENIX of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable other than in the ordinary course of business and consistent with past practice, (viii) any changes in the vesting schedules of outstanding PHOENIX Options or PHOENIX Warrants, or (ix) any grant of stock options or warrants prior to the date of this Agreement other than grants to new employees in connection with the commencement of their employment.

         3.7      Taxes.

         (a) PHOENIX and each of its subsidiaries have timely filed all Returns and/or extensions relating to Taxes required to be filed by PHOENIX and each of its subsidiaries with any Tax authority, except such Returns which are not material to PHOENIX. PHOENIX and each of its subsidiaries have paid all Taxes shown to be due on such Returns.

         (b) PHOENIX and each of its subsidiaries as of the Effective Time will have withheld with respect to its employees all federal and state income Taxes, Taxes pursuant to the Federal Insurance Contribution Act, Taxes pursuant to the Federal Unemployment Tax Act and other Taxes required to be withheld, except such Taxes which are not material to PHOENIX.

         (c) Neither PHOENIX nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against PHOENIX or any of its subsidiaries, nor has PHOENIX or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

         (d) No audit or other examination of any Return of PHOENIX or any of its subsidiaries by any Tax authority is presently in progress, nor has PHOENIX or any of its subsidiaries been notified of any request for such an audit or other examination.

         (e) No adjustment relating to any Returns filed by PHOENIX or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to PHOENIX or any of its subsidiaries or any representative thereof.

         (f) Neither PHOENIX nor any of its subsidiaries has any liability for any material unpaid Taxes which has not been accrued for or reserved on PHOENIX Balance Sheet in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to PHOENIX, other than any liability for unpaid Taxes that may have accrued since January 1, 2003 in connection with the operation of the business of PHOENIX and its subsidiaries in the ordinary course.

         (g) There is no contract, agreement, plan or arrangement to which PHOENIX or any of its subsidiaries is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of PHOENIX or any of its subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which PHOENIX is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

         (h) Neither PHOENIX nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset(as defined in Section 341(f)(4) of the Code) owned by PHOENIX or any of its subsidiaries.

         (i) Neither PHOENIX nor any of its subsidiaries is party to or has any obligation under any Tax-sharing, Tax indemnity or Tax allocation agreement or arrangement.

         (j) None of PHOENIX's or its subsidiaries' assets are tax exempt use property within the meaning of Section 168(h) of the Code.

         (k) PHOENIX has (a) never been a member of an affiliated group (within the meaning of Code Section 1504(a)) filing a consolidated federal income Tax Return (other than a group the common PHOENIX of which was PHOENIX), (b) with respect to the Taxes of any person (other than PHOENIX or any of its subsidiaries) (i) no liability under Treas. Reg. Section 1.1502-6 (or any similar provision of state, local or foreign law) and (ii) no material liability as a transferee or successor and (c) never been a party to any joint venture, partnership or other agreement that should be treated as a partnership for Tax purposes.

         3.8      PHOENIX Intellectual Property.

         For the purposes of this Agreement, the following terms have the following definitions:

         "PHOENIX Intellectual Property" shall mean any Intellectual Property that is owned by, or exclusively licensed to, PHOENIX.

         (a) No PHOENIX Intellectual Property or product or service of PHOENIX or any of its subsidiaries is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by PHOENIX or any of its subsidiaries, or which may affect the validity, use or enforceability of such PHOENIX Intellectual Property.

         (b) To the knowledge of PHOENIX, PHOENIX owns, or has license or other rights to use (sufficient for the conduct of its business as currently conducted), each material item of PHOENIX Intellectual Property or other Intellectual Property used by PHOENIX free and clear of any lien or encumbrance (excluding licenses and related restrictions).

         (c) Neither PHOENIX nor any of its subsidiaries has transferred ownership of, or granted any license with respect to any material PHOENIX Intellectual Property to any third party.

         (d) To the knowledge of PHOENIX, the operation of the business of PHOENIX and its subsidiaries as such business currently is conducted does not infringe the Intellectual Property of any third party.

         (e) Neither PHOENIX nor any of its subsidiaries has received notice from any third party that the operation of the business of PHOENIX or any of its subsidiaries or any act, product or service of PHOENIX or any of its subsidiaries, infringes the Intellectual Property of any third party.

         (f) To the knowledge of PHOENIX, no person has or is infringing or misappropriating any material PHOENIX Intellectual Property.

         (g) PHOENIX and each of its subsidiaries has taken reasonable steps to protect PHOENIX's and its subsidiaries' rights in PHOENIX's confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to PHOENIX or any of its subsidiaries, and, without limiting the foregoing, each of PHOENIX and its subsidiaries has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to Company and all current and former employees and contractors of PHOENIX and any of its subsidiaries have executed such an agreement, except where the failure to do so is not reasonably expected to be material to PHOENIX.

         3.9      Compliance; Permits; Restrictions.

         (a) Neither PHOENIX nor any of its subsidiaries is, in any material respect, in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to PHOENIX or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which PHOENIX or any of its subsidiaries is a party or by which PHOENIX or any of its subsidiaries or its or any of their respective properties is bound or affected. To the knowledge of PHOENIX, no investigation or review by any Governmental Entity is pending or threatened against PHOENIX or its subsidiaries, nor has any Governmental Entity indicated an intention to conduct the same. There is no material agreement, judgment, injunction, order or decree binding upon PHOENIX or any of its subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any current business practice of PHOENIX or any of its subsidiaries, any acquisition of material property by PHOENIX or any of its subsidiaries or the conduct of business by PHOENIX as currently conducted.

         (b) PHOENIX and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are material to the operation of the business of PHOENIX (collectively, the "PHOENIX Permits"). PHOENIX and its subsidiaries are in compliance in all material respects with the terms of the PHOENIX Permits.

         3.10     Litigation.

         As of the date of this Agreement, excluding such matters as are disclosed in PHOENIX's SEC Reports, there is no action, suit, proceeding, claim, arbitration or investigation pending, or as to which PHOENIX or any of its subsidiaries has received any notice of assertion nor, to PHOENIX's knowledge, is there a threatened action, suit, proceeding, claim, arbitration or investigation against PHOENIX or any of its subsidiaries which reasonably would be likely to be material to PHOENIX, or which in any manner challenges or seeks to prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

         3.11     Brokers' and Finders' Fees.

         PHOENIX has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.12     Employee Benefit Plans.

         (a) PHOENIX does not contribute to, any pension, profit-sharing, option, other incentive plan, or other Employee Benefit Plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974), or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, insurance, or other benefits, except as set forth in PHOENIX Schedule 3.12(a).

         (b)  PHOENIX  is in  compliance  in  all  material  respects  with  all applicable material foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours.

         (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or PHOENIX employee or any of its subsidiaries under any agreement or otherwise, (ii) increase any benefits otherwise payable under any agreement, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

         3.13     Absence of Liens and Encumbrances.

         PHOENIX and each of its subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used in its business, free and clear of any liens or encumbrances except as reflected in the PHOENIX Financials and except for liens for Taxes not yet due and payable and such imperfections of title and encumbrances, if any, which would not be material to PHOENIX.

         3.14     Environmental Matters.

         (a) Except as would not reasonably be likely to result in a Material Adverse Effect on PHOENIX, (i) neither PHOENIX nor any of its subsidiaries has generated, transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of, or in a manner that would reasonably be likely to result in liability under, any Environmental Law, and (ii) no Hazardous Materials are located in, on or under any real property or facility now or previously owned, leased or operated by PHOENIX or any of its subsidiaries in a manner which would reasonably be expected to result in liability under, or in violation of, any Environmental Law.

         (b) Except for matters which would not reasonably be expected to result in a Material Adverse Effect on PHOENIX, no action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to PHOENIX's knowledge, threatened concerning any PHOENIX Permit relating to any environmental matter, or otherwise relating to any Hazardous Material or any Environmental Law.

         3.15     Labor Matters.

         (a) There are no controversies pending or, to the knowledge of each of PHOENIX and its respective subsidiaries, threatened, between PHOENIX or any of its subsidiaries and any of their respective employees; (b) as of the date of this Agreement, neither PHOENIX nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by PHOENIX or its subsidiaries nor does PHOENIX or its subsidiaries know of any activities or proceedings of any labor union to organize any such employees; and (iii) as of the date of this Agreement, neither PHOENIX nor any of its subsidiaries has any knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of PHOENIX or any of its subsidiaries.

         3.16     Agreements, Contracts, and Commitments.

         As of the date hereof neither PHOENIX nor any of its subsidiaries is a party to or is bound by:

         (a) (i) any employment or consulting agreement, contract or commitment with any officer or director or member of PHOENIX's Board of Directors, other than those that are terminable by PHOENIX or any of its subsidiaries on no more than thirty (30) days' notice without liability or financial obligation to PHOENIX, (ii) any such agreement, contract or commitment with any employee, consultant, stockholder or other person that will result in any obligation of PHOENIX or any of its subsidiaries to make any payments as a result of the transactions contemplated hereby, (iii) any agreement with any employee, consultant or stockholder of PHOENIX pursuant to which PHOENIX has loaned or is obligated to loan any money thereto or (iv) any arrangement or agreement providing for severance or termination pay;

         (b) any agreement or plan, including, without limitation, any stock option plan, warrant agreement, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

         (c)  any  agreement  of  indemnification  of  officers,   directors  or
employees of PHOENIX, except as provided for in PHOENIX's Articles of Incorporation or Bylaws, or any guaranty of third party indebtedness or of obligations of officers, directors, employees or agents of PHOENIX;

         (d) any agreement, contract or commitment containing any covenant limiting in any respect the right of PHOENIX or any of its subsidiaries to engage in any line of business in any geographic area or to compete with any person or granting to any person any interest in PHOENIX's distribution rights;

         (e) any agreement, contract or commitment currently in force relating to the disposition or acquisition by PHOENIX or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which PHOENIX has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than PHOENIX's subsidiaries;

         (f) any contract, agreement or commitment containing exclusivity provisions pursuant to which PHOENIX has agreed not to purchase the goods (other than local grocery products) or services of, or enter into a commercial relationship with, another person;

         (g) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit;

         (h) any settlement agreement relating to any claim or suit;

         (i) any real property lease covering more than 2,000 square feet; or

         (j) any other agreement, lease, contract or commitment that involves remaining obligations of PHOENIX of $1,000 or more individually. Neither PHOENIX nor any of its subsidiaries, nor to PHOENIX's knowledge any other party to a PHOENIX Contract (as defined below), is in breach, violation or default under, and neither PHOENIX nor any of its subsidiaries has received written notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which PHOENIX or any of its subsidiaries is a party or by which it is bound that are required to be disclosed in the PHOENIX Schedules (any such agreement, contract or commitment, a "PHOENIX Contract") in such a manner as would permit any other party to cancel or terminate any such PHOENIX Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

         3.17     Insurance.

         There is no material claim by PHOENIX or any of its subsidiaries pending under any of the insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of PHOENIX and its subsidiaries as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

         3.18     Board Approval.

         The Board of Directors of PHOENIX has, as of the date of this Agreement, unanimously (i) determined that the Merger is fair to and in the best interests of PHOENIX and its stockholders, (ii) determined to recommend that the stockholders of PHOENIX approve the Share Issuance and (iii) duly approved the Merger, this Agreement and the transactions contemplated hereby.

                                   ARTICLE IV

                       CONDUCT PRIOR TO THE EFFECTIVE TIME

         4.1      Conduct of Business by Company.

         During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company and each of its subsidiaries shall, except to the extent that PHOENIX shall otherwise consent in writing, carry on its business, in the ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees, and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings.

         In addition, except as expressly permitted by the terms of this Agreement, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company shall not do any of the following and shall not permit its subsidiaries to do any of the following:

         (a) Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of warrants or options or restricted stock, or reprice warrants or options granted under any employee, consultant, director or other stock plans or agreements or authorize cash payments in exchange for any options granted under any of such plans;

         (b) Grant any severance or termination pay to any officer or employee except pursuant to written agreements outstanding, or policies existing, on the date hereof and as previously disclosed in writing, or adopt any new severance plan;

         (c) Transfer or license to any person or entity or otherwise extend, amend or modify any rights to the Company Intellectual Property other than in the ordinary course of business consistent with past practices;

         (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

         (e) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Company or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

         (f) Issue, deliver, sell, authorize, pledge or otherwise encumber any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities, other than (i) the issuance, delivery and/or sale of Company Common Stock pursuant to the exercise of stock options and Company Warrants outstanding as of the date of this Agreement, and
(ii) the issuance of up to 500,000 shares of Company common stock to executive officers of Company;

         (g) Cause, permit, or propose any amendments to the Company Charter Documents (or similar governing instruments of any of its subsidiaries);

         (h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets (other than in the ordinary course of business consistent with past practice) or enter into any joint ventures, strategic partnerships or alliances;

         (i) Sell, lease, license, encumber or otherwise dispose of any properties or assets except sales of inventory in the ordinary course of business consistent with past practice, except for the sale, lease or disposition (other than through licensing) of property or assets which are not material, individually or in the aggregate, to the business of Company and its subsidiaries;

         (j) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Company, enter into any agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing other than in connection with the financing of ordinary course trade payables consistent with past practice;

         (k) Adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than as required by law or offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will"), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants other than annual review salary increases for non-officer employees in the ordinary course of business consistent with past practice;

         (l) (i) Pay, discharge, settle or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) in which Company is a defendant other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, or liabilities recognized or disclosed in the most recent consolidated financial statements (or the notes thereto) of Company, incurred in the ordinary course of business consistent with past practice since the date of such financial statements, or
(ii) waive the benefits of, agree to modify in any manner, terminate, release any person from or fail to enforce any confidentiality or similar agreement to which Company or any of its subsidiaries is a party or of which Company or any of its subsidiaries is a beneficiary;

         (m) Make any individual or series of related payments outside of the ordinary course of business in excess of $10,000;

         (n) Except in the ordinary course of business consistent with past practice, modify, amend or terminate any material contract or agreement to which Company or any subsidiary thereof is a party or waive, delay the exercise of, release or assign any material rights or claims thereunder;

         (o) Incur or enter into any agreement, contract or commitment outside of the ordinary course of business in excess of $10,000 individually;

         (p) Engage in any action that would reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code, whether or not otherwise permitted by the provisions of this Article IV; or

         (q) Make any Tax election that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of Company or any of its subsidiaries or settle or compromise any material income Tax liability;

         4.2      Conduct of Business by PHOENIX.

         During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, PHOENIX and each of its subsidiaries shall, except to the extent that Company shall otherwise consent in writing, carry on its business, in the ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings.

         In addition, except as expressly permitted by the terms of this Agreement, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, PHOENIX shall not do any of the following and shall not permit its subsidiaries to do any of the following:

         (a) Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of warrants or options or restricted stock, or reprice warrants or options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

         (b) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock, except for intercompany dividends or distributions, or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock, except as set forth in PHOENIX Schedules;

         (c) Cause, permit or propose any amendments to the PHOENIX Charter Documents (or similar governing instruments of any of its subsidiaries) that would have an adverse effect on the rights of holders of PHOENIX Common Stock;

         (d) Revalue any of its assets or, except as required by GAAP, make any change in accounting methods, principles or practices;

         (e) Engage in any action that would reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code, whether or not otherwise permitted by the provisions of this Article IV;

         (f) Make any Tax election that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of PHOENIX or any of its subsidiaries or settle or compromise any material income Tax liability; or

         (g) Agree in writing or otherwise to take any of the actions described in Sections 4.2 (a) through (f) above.

         4.3      Additional Agreements

            Notwithstanding the above Sections 4.1 and 4.2, PHOENIX may enter into the agreements set forth in Article V of this Agreement.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

         5.1      Intentionally Left Blank

         5.2      Shareholder and Stockholder Meetings.

         Company shall call and hold the Company Shareholders' Meeting and PHOENIX shall call and hold the PHOENIX Stockholders' Meeting as promptly as practicable after the date hereof for the purpose of voting upon the adoption and approval of this Agreement and the approval of the Merger (in the case of the Company Shareholders' Meeting) and the Share Issuance (in the case of the PHOENIX Stockholders' Meeting), and Company and PHOENIX shall use all reasonable efforts to hold the PHOENIX Stockholders' Meeting and the Company Shareholders' Meeting on the same day and as soon as practicable. Nothing herein shall prevent

Company or PHOENIX from adjourning or postponing the Company Shareholders' Meeting or the PHOENIX Stockholders' Meeting, as the case may be, if there are insufficient shares of Company Common Stock or PHOENIX Common Stock, as the case may be, necessary to conduct business at their respective meetings of the shareholders or stockholders. The Board of Directors of Company shall submit this Agreement and the Merger for shareholder approval pursuant to Nevada Law subject only to the condition of shareholder approval as described in Section
2.4. Unless Company's Board of Directors has withdrawn its recommendation of this Agreement and the Merger in compliance with Section 5.4(a), Company shall use commercially reasonable efforts to solicit from its shareholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger and shall take all other commercially reasonable action necessary or advisable to secure the vote or consent of shareholders required by Nevada Law or applicable OTC Bulletin Board requirements to obtain such approval. PHOENIX shall use commercially reasonable efforts to solicit from its stockholders proxies in favor of the Share Issuance and shall take all other commercially reasonable action necessary or advisable to secure the vote or consent of stockholders required by applicable OTC Bulletin Board requirements to obtain such approval. Company shall call and hold the Company Shareholders' Meeting for the purpose of voting upon the adoption and approval of this Agreement and the approval of the Merger whether or not Company's Board of Directors at any time subsequent to the date hereof withdraws its recommendation of this Agreement and the Merger.

         5.3      Confidentiality; Access to Information.

         (a) The parties acknowledge that Company and PHOENIX have previously executed a Confidentiality Agreement, dated as of June 1, 2003 (the "Confidentiality Agreement"), which Confidentiality Agreement will continue in full force and effect in accordance with its terms.

         (b) Each of Company and PHOENIX will afford the other and the other's accountants, counsel and other representatives reasonable access to its properties, books, records, shareholder lists and personnel during the period prior to the Effective Time to obtain all information concerning its business as such other party may reasonably request. No information or knowledge obtained in any investigation pursuant to this Section 5.3 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

         5.4      No Solicitation.

         (i) From and after the date of this Agreement until the Effective Time or termination of this Agreement pursuant to Article VII, Company and its subsidiaries will not, nor will they authorize or permit any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly, (A) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined below), (B) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (C) engage in discussions with any person with respect to any Acquisition Proposal, (D) approve, endorse or recommend any Acquisition Proposal or (E) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Transaction (as defined below); provided, however, that nothing contained in this Section 5.4(a) shall prohibit the Board of Directors of Company from (m) complying with Rule 14d-9 or 14e-2(a) promulgated under the Exchange Act with regard to a tender or exchange offer not made after a violation of this Section 5.4(a) or (n) at any time prior to the date of the Company Shareholders' Meeting, in response to a bona fide written Acquisition Proposal received without the prior occurrence of a breach of this
Section 5.4(a) that Company's Board of Directors reasonably concludes constitutes a Superior Proposal (as defined below), engaging in discussions or participating in negotiations with and furnishing information to the party making such Acquisition Proposal to the extent (1) the Board of Directors of Company determines in good faith after consultation with its outside legal counsel that its fiduciary obligations under applicable law require it to do so,
(2) (x) at least two business days prior to furnishing any such nonpublic information to, or entering into discussions or negotiations with, such party, Company gives PHOENIX written notice of Company's intention to furnish nonpublic information to, or enter into discussions or negotiations with, such party and
(y) Company receives from such party an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such party by or on behalf of Company, and (3) contemporaneously with furnishing any such nonpublic information to such party, Company furnishes such nonpublic information to PHOENIX (to the extent such nonpublic information has not been previously furnished by Company to PHOENIX). Company and its subsidiaries will immediately cease any and all existing activities, discussions, or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 5.4(a) by any officer, director, affiliate or employee of Company or any of its subsidiaries or any investment banker, attorney or other advisor or representative of Company or any of its subsidiaries shall be deemed to be a breach of this Section 5.4(a) by Company. (ii) For purposes of this Agreement,
(A) "Acquisition Proposal" shall mean any offer, inquiry or proposal (other than an offer, inquiry or proposal by PHOENIX) relating to any Acquisition Transaction. For the purposes of this Agreement; (B) "Acquisition Transaction" shall mean any transaction or series of related transactions other than the transactions contemplated by this Agreement involving: (X) any acquisition or purchase from Company by any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a 15% interest in the total outstanding voting securities of Company or any of its subsidiaries or any tender offer or exchange offer that if consummated would result in any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning 15% or more of the total outstanding voting securities of Company or any of its subsidiaries or any merger, consolidation, business combination or similar transaction involving Company pursuant to which the shareholders of Company immediately preceding such transaction hold less than 85% of the equity interests in the surviving or resulting entity of such transaction; (Y) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than 15% of the assets of Company; or (Z) any liquidation, dissolution, recapitalization or other significant corporate reorganization of the Company; and (C) "Superior Proposal" shall mean an Acquisition Proposal with respect to which (x) if any cash consideration is involved, shall not be subject to any financing contingency or with respect to which Company's Board of Directors shall have reasonably determined (based upon the advice of Company's financial advisors) that the acquiring party is capable of consummating the proposed Acquisition Transaction on the terms proposed, and (y) Company's Board of Directors shall have reasonably determined that the proposed Acquisition Transaction provides greater value to the shareholders of Company than the Merger (based upon a written opinion of Company's financial advisor). (iii) In addition to the obligations of Company set forth in paragraph (i) of this Section 5.4(a), Company as promptly as practicable, and in any event within 24 hours, shall advise PHOENIX orally and in writing of any request for information which Company reasonably believes would lead to an Acquisition Proposal or of any Acquisition Proposal, or any inquiry with respect to or which Company reasonably believes would lead to any Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the person or group making any such request, Acquisition Proposal or inquiry. Company will keep PHOENIX informed in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Acquisition Proposal, or inquiry. In addition to the foregoing, Company shall (A) provide PHOENIX with at least 48 hours prior notice (or such lesser prior notice as provided to the members of Company's Board of Directors but in no event less than eight hours) of any meeting of Company's Board of Directors at which Company's Board of Directors is reasonably expected to consider an Acquisition Proposal and (B) provide PHOENIX with at least three (3) business days prior written notice of a meeting of Company's Board of Directors at which Company's Board of Directors is reasonably expected to recommend a Superior Proposal to its shareholders and together with such notice a copy of the definitive documentation relating to such Superior Proposal.

         5.5      Public Disclosure.

         PHOENIX and Company will consult with each other and agree before issuing any press release or otherwise making any public statement with respect to the Merger, this Agreement or an Acquisition Proposal and will not issue any such press release or make any such public statement prior to such agreement, except as may be required by law or any listing agreement with a national securities exchange, in which case reasonable efforts to consult with the other party will be made prior to any such release or public statement. The parties have agreed to the text of the joint press release announcing the signing of this Agreement.

         5.6      Reasonable Efforts; Notification.

         (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, Company and its Board of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement, the Company Voting Agreements or any of the transactions contemplated hereby and thereby, use commercially reasonable efforts to ensure that the Merger, this Agreement, the Company Voting Agreements and the other transactions contemplated hereby and thereby may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger, this Agreement, the Company Voting Agreements and the transactions contemplated hereby and thereby. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require PHOENIX or Company or any subsidiary or affiliate thereof to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

         (b) Company shall give prompt notice to PHOENIX of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in
Section 6.3(a) or 6.3(b) would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

         (c) PHOENIX shall give prompt notice to Company of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of PHOENIX to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in
Section 6.2(a) or 6.2(b) would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

         5.7      Third- Party Consents.

         As soon as practicable following the date hereof, PHOENIX and Company will each use commercially reasonable efforts to obtain any consents, waivers and approvals under any of its or its subsidiaries' respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

         5.8      Stock Options; Warrants.

         At the Effective Time, each outstanding option to purchase shares of Company Common Stock (each, a "Company Stock Option"), whether or not vested, and each outstanding Company Warrant, whether or not then exercisable, shall by virtue of the Merger be cancelled.

         5.9      [Reserved].

         5.10     OTC Bulletin Board Listing.

         PHOENIX agrees to file with the OTC Bulletin Board, if necessary, a Notification Form for Listing of Additional Shares with regards to the shares of PHOENIX Common Stock issuable, and those required to be reserved for issuance, in connection with the Merger.

         5.11     [Reserved]

ARTICLE VI

                            CONDITIONS TO THE MERGER

         6.1      Conditions to Obligations of Each Party to Effect the Merger.

         The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

         (a) Shareholder and Stockholder Approvals. This Agreement shall have been approved and adopted, and the Merger shall have been duly approved, by the requisite vote under applicable law, by the shareholders of Company. The Share Issuance shall have been approved by the requisite vote under the rules of Nevada by the stockholders of PHOENIX.

         (b) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

         (d) Tax  Opinions.  Each of PHOENIX and Company  shall have  received a written opinion from its tax counsel, in form and substance reasonably satisfactory to it, to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and such opinions shall not have been withdrawn. The parties to this Agreement agree to make such reasonable representations as requested by such counsel for the purpose of rendering such opinions.

         6.2      Additional Conditions to Obligations of Company.

         The obligation of Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by
Company:

         (a) Representations and Warranties. Each representation and warranty of PHOENIX contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except, in the case of clauses (i) and (ii), (A) for such failures to be true and correct that do not in the aggregate constitute a Material Adverse Effect on PHOENIX provided, however, that such Material Adverse Effect qualifier shall be inapplicable with respect to the representations and warranties contained in
Section 3.2 (which representations and warranties shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date), and (B) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct (subject to the qualifications set forth in the preceding clause (A)) as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties in connection with clauses (i) and (ii), all "Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded). Company shall have received a certificate with respect to the foregoing signed on behalf of PHOENIX by an authorized officer of PHOENIX.

         (b) Agreements and Covenants. PHOENIX shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and Company shall have received a certificate to such effect signed on behalf of PHOENIX by an authorized officer of PHOENIX.

         6.3      Additional Conditions to the Obligations of PHOENIX.

         The obligations of PHOENIX to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by
PHOENIX:

         (a) Representations and Warranties. Each representation and warranty of Company contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date except, in the case of clauses (i) and (ii), (A) for such failures to be true and correct that do not in the aggregate constitute a Material Adverse Effect on the Company provided, however, that such Material Adverse Effect qualifier shall be inapplicable with respect to the representations and warranties contained in Section 2.2 and 2.20 (which representations and warranties shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date) and (B) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct (subject to the qualifications set forth in the preceding clause (A)) as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties in connection with clauses (i) and (ii), all "Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded). PHOENIX shall have received a certificate with respect to the foregoing signed on behalf of Company by an authorized officer of Company.

         (b) Agreements and Covenants. Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and PHOENIX shall have received a certificate to such effect signed on behalf of Company by an authorized officer of Company.

         (c) Consents. Company shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby.

                                   ARTICLE VII

                        TERMINATION, AMENDMENT AND WAIVER

         7.1      Termination.

         This Agreement may be terminated at any time prior to the Effective Time, whether before or after the requisite approval of the shareholders of Company and the stockholders of PHOENIX:

         (a) by mutual written consent duly authorized by the Boards of Directors of PHOENIX and Company;

         (b) by either Company or PHOENIX if the Merger shall not have been consummated by June 30, 2003 for any reason; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a material breach of this Agreement;

         (c) by either Company or PHOENIX if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

         (d) by either Company or PHOENIX if (i) required approval of the shareholders of Company contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a meeting of Company shareholders duly convened therefore or at any adjournment thereof; or
(ii) the required approval by the stockholders of PHOENIX of the Share Issuance required under applicable Wyoming rules shall not have been obtained by reason of the failure to obtain the required vote at a meeting of PHOENIX stockholders duly convened therefore or at any adjournment or postponement thereof;

         (e) by Company, upon a breach of any representation, warranty, covenant or agreement on the part of PHOENIX set forth in this Agreement, or if any representation or warranty of PHOENIX shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in PHOENIX's representations and warranties or breach by PHOENIX is curable by PHOENIX, then Company may not terminate this Agreement under this Section 7.1(e) for thirty (30) days after delivery of written notice from Company to PHOENIX of such breach, provided PHOENIX continues to exercise best efforts to cure such breach (it being understood that Company may not terminate this Agreement pursuant to this paragraph (e) if such breach by PHOENIX is cured during such thirty (30)-day period);

         (f) by PHOENIX, upon a breach of any representation, warranty, covenant or agreement on the part of Company set forth in this Agreement, or if any representation or warranty of Company shall have become untrue, in either case such that the conditions set forth in Section 6.3(a), (b), or (c) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in Company's representations and warranties or breach by Company is curable by Company, then PHOENIX may not terminate this Agreement under this Section 7.1(f) for thirty (30) days after delivery of written notice from PHOENIX to Company of such breach, provided Company continues to exercise best efforts to cure such breach (it being understood that PHOENIX may not terminate this Agreement pursuant to this paragraph (f) if such breach by Company is cured during such thirty (30)-day period);

         (g) by PHOENIX, if (i) the Board of Directors of Company withdraws, modifies or changes its recommendation of this Agreement or the Merger in a manner adverse to PHOENIX or its stockholders, (ii) the Board of Directors of Company shall have recommended to the shareholders of Company an Acquisition Proposal, (iii) the Company fails to comply with Section 5.4, (iv) an Acquisition Proposal shall have been announced or otherwise become publicly known and the Board of Directors of Company shall have (A) failed to recommend against acceptance of such by its shareholders (including by taking no position, or indicating its inability to take a position, with respect to the acceptance by its shareholders of an Acquisition Proposal involving a tender offer or exchange offer) or (B) failed to reconfirm its approval and recommendation of this Agreement and the transactions contemplated hereby within five business days thereafter or (v) the Board of Directors of Company resolves to take any of the actions described above;

         (h) by Company, if the Board of Directors of PHOENIX withdraws, modifies or changes its recommendation of the Share Issuance in a manner adverse to Company and its shareholders; or

         (i) by Company or PHOENIX, if the respective Board of Directors determines in its due diligence review that a condition exists that would have a Material Adverse Effect on the business or financial condition of Company or PHOENIX, as the case may be; provided, however, that notice is given pursuant to
Section 7.2 on or before June 30, 2003.

         7.2      Notice of Termination; Effect of Termination.

         Any termination of this Agreement under Section 7.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto (or such later time as may be required by Section 7.1). In the event of the termination of this Agreement as provided in
Section 7.1, this Agreement shall be of no further force or effect, except (i) as set forth in this Section 7.2, Section 5.3(a), Section 7.3 and Article 8, each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for fraud in connection with, or any willful breach of, this Agreement.

         7.3      Fees and Expenses.

         (a) General. Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated.

         7.4      Amendment.

         Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of PHOENIX, and Company.

         7.5      Extension; Waiver.

         At any time prior to the Effective Time, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         8.1      Survival of Representations and Warranties.

         The representations and warranties of Company and PHOENIX contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

         8.2      Notices.

         All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

           (a) if to Company, to:

                  TecScan International , Inc.
                  3419 Via Lido, Suite 219
                  Newport Beach, CA 92663
                  Attention:  Jon H. Marple
                  Telecopy No.:  936-597-6473

         (b) if to PHOENIX, to:

                  PHOENIX CORPORATION
                  111 East 5600 South, Suite 300
                  Salt Lake City, UT  84107
                  Attention:  Mike Meservy

         8.3      Interpretation; Definitions.

         (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

         (b) For purposes of this Agreement:

         (i) the term "Knowledge" means with respect to a party hereto, with respect to any matter in question, the actual knowledge of the executive officers of such party;

         (ii) the term "Material Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect that is, or is reasonably likely to be, materially adverse to the business, assets, liabilities, financial condition or results of operations of such entity and its subsidiaries taken as a whole; provided, however, that in no event shall
(A) a decrease in such entity's stock price or the failure to meet or exceed Wall Street research analysts' or such entity's internal earnings or other estimates or projections in and of itself constitute a Material Adverse Effect or (B) any change, event, violation, inaccuracy, circumstance or effect that results from (x) changes affecting the industry in which such entity operates generally (which changes do not disproportionately affect such entity), (y) changes affecting the United States economy generally or (z) the public announcement or pendency of the Merger, constitute a Material Adverse Effect;

         (iii) the term "Person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

         8.4      Counterparts.

         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         8.5      Entire Agreement; Third Party Beneficiaries.

         This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Schedules and the PHOENIX Schedules (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement; and (b) are not intended to confer upon any other person any rights or remedies hereunder.

         8.6      Severability.

         In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business, and other purposes of such void or unenforceable provision.

         8.7      Other Remedies; Specific Performance.

         Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         8.8      Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         8.9      Arbitration.

         If a dispute should arise, all claims, disputes, controversies, differences or other matters in question arising out of the Agreement to each other in the matters stated in this Agreement (the claims) shall be settled finally, completely and conclusively by arbitration in Orange County, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules"), by one or more arbitrators chosen in accordance with the Rules. Arbitration shall be initiated by written demand by the party seeking arbitration. This Agreement to arbitrate shall be specifically enforceable only in the District Court of Orange County, California. A decision of the arbitrator or arbitrators shall be final, conclusive and binding on PHOENIX and the Company, and judgment may be entered thereon in the District Court of Orange County, California, to enforce such decision and the benefits thereof. Upon appointment, the arbitrators shall then proceed to decide the arbitration subjects in accordance with the Rules. Any arbitration held in accordance with this paragraph shall be private and confidential and no person shall be entitled to attend the hearings except the arbitrator(s), the stenographer, if one is requested, PHOENIX, Company, and any designated representatives of the parties. The matters submitted for arbitration, the hearings and proceedings thereunder and the arbitration award shall be kept and maintained in strictest confidence by the parties and shall not be discussed, disclosed or communicated to any persons. On request of either party, the record of the proceeding shall be sealed and may not be disclosed except insofar, and only insofar, as may be necessary to enforce the award of the arbitrators and any judgment enforcing such award. If counsel is required to seek the enforcement of this agreement or this particular section, counsel shall be entitled to recover its (his) reasonable and necessary attorneys' fees and costs from the opposing party.

         8.10     Rules of Construction.

         The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         8.11     Assignment.

         No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

TECSCAN INTERNATIONAL, INC.

Signature:____/s/ Jon H. Marple________

                  By:  Jon H. Marple

Title:            Chairman

PHOENIX CORPORATION

Signature:___/s/ Michael Meservy_______

                  By:  Michael Meservy

Title:            President

                                  Exhibit 3 ii

                           CERTIFICATE OF AMENDMENT TO

                            ARTICLES OF INCORPORATION

                            PHOENIX MEDIA GROUP, LTD.

         I the undersigned, Mary E. Blake, President and Secretary of Phoenix Media Group, Ltd. (the "Corporation") do hereby certify:

         1. That the name of the Corporation is "Phoenix Media Group, Ltd."

         2. That the Board of Directors of the Corporation by Unanimous Written Consent duly executed on the 12th day of June 2003, adopted resolutions to amend the Articles of Incorporation as follows:

                  RESOLVED, that it is advisable in the judgment of the Board of Directors of the Corporation that the name of the Corporation be changed and that, in order to accomplish the same, Article I of the Articles of Incorporation be amended and restated in its entirety to read as follows:

                  "The name of this corporation is TecScan International, Inc."

        3. That the total number of shares of the corporation outstanding and entitled to vote on the foregoing Amendment(s) to the Articles of Incorporation is 9,095,653.

         4. That the above-described changes and Amendment(s) have been consented to and approved by holders of at least a majority of shares of each class of stock outstanding and entitled to vote thereon, acting by written consent in accordance with the provisions of Nevada Revised Statutes, Title 7,
Section 78.320.

Signed on June 12, 2003.

                                          ____/s/ Mary E. Blake_________________
                                          ---------------------
                                          Mary E. Blake, Secretary